SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 3, 2002 (June 3, 2002)

LIFEPOINT HOSPITALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-29818	52-2165845

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Powell Court, Suite 200
Brentwood, Tennessee 37027

(Address of Principal Executive Offices) (Zip Code)

615-372-8500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Page 1 of 4 pages

Exhibit Index located on Page 4

Item 7. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None required

(b)	Pro forma financial information.

None required

(c)	Exhibits.

99 Copy of press release issued by the LifePoint Hospitals, Inc. (the “Company”) on June 3, 2002.

Item 9. Regulation FD Disclosure.

On June 3, 2002, the Company issued a press release attached hereto as Exhibit 99 and incorporated by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.

	By:	/s/ Michael J. Culotta Michael J. Culotta Senior Vice President and Chief Financial Officer

Date: June 3, 2002

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99	Copy of press release issued by the Company on June 3, 2002

4